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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: MARCH 7, 2002
                       (DATE OF EARLIEST EVENT REPORTED)

                          THE WILLIAMS COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

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
           DELAWARE
 (State or other jurisdiction                                 73-0569878
              of                         1-4174            (I.R.S. Employer
incorporation or organization)  (Commission File Number)  Identification No.)



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

                  ONE WILLIAMS CENTER,
                    TULSA, OKLAHOMA                                                74172
        (Address of principal executive offices)                                 (Zip Code)
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              Registrant's telephone number, including area code:
                                  918-573-2000

                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

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ITEM 5. OTHER EVENTS.

     As previously announced on March 7, 2002, Williams reported it had committed to sell and signed a definitive agreement to sell its Kern River interstate natural gas pipeline business to a unit of MidAmerican Energy Holdings Company for $450 million in cash and assumption of $510 million in debt. The sale closed on March 27, 2002. Included herein are the restated management's discussion and analysis of financial condition and results of operations and the restated consolidated financial statements and schedule of Williams for the three years ended December 31, 2001 and the related report of independent auditors and unaudited Quarterly Financial Data that reflect Kern River Gas Transmission Company as discontinued operations. In addition, other exhibits labeled below as "restated" have been restated to reflect Kern River as discontinued operations.

     As discussed in Williams' Form 10-Q for the first quarter 2002, certain operations were reclassified to reflect the following transactions and/or changes in management subsequent to the filing of Williams Annual Report on Form 10-K filed March 7, 2002:

          1) On April 11, 2002, Williams Energy Partners, a majority-owned subsidiary and reporting segment of Williams, acquired Williams Pipe Line, an operation within the Petroleum Services segment.

          2) The transfer of management over an Argentina oil and gas exploration company from within the International segment to the Exploration & Production segment.

     As part of this filing, Williams has reflected the reclassification of these operations in Exhibit 99(b) below. Any segment information included in those exhibits for Petroleum Services, Williams Energy Partners, Exploration & Production and International have been restated to reflect the above transactions and/or changes in management.

     Except with respect to the limited matters discussed above, this report speaks as of March 7, 2002, the date Williams filed its Annual Report on Form 10-K for the year ended December 31, 2001, and we have not updated the disclosure in this report to speak as of a later date. All information contained in this report is subject to updating and supplementing as provided in our periodic reports filed with the SEC. This report should be read in conjunction with Williams' Quarterly Report on Form 10-Q for the first quarter 2002 and each current report on Form 8-K filed in 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     The Registrant files the following exhibits as part of this report:

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       Exhibit 12.         Computation of Ratio of Earnings to Combined Fixed Charges
                           and Preferred Stock Dividend Requirements for the years
                           ended December 31, 2001, 2000, 1999, 1998, and 1997
                           (Restated)
       Exhibit 23.         Consent of Independent Auditors Ernst & Young LLP
       Exhibit 99(a).      Selected Financial Data (Restated)
       Exhibit 99(b).      Management's Discussion and Analysis of Financial Condition
                           and Results of Operations and Quantitative and Qualitative
                           Disclosures about Market Risk (Restated)
                           The Company's Consolidated Financial Statements for the
                           three years ended December 31, 2001 (Restated), with Report of Independent Auditors, Ernst & Young LLP.
       Exhibit 99(c).      Schedule II -- Valuation and Qualifying Accounts (Restated)
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     Certain matters discussed in this report, excluding historical information, include forward-looking statements -- statements that discuss Williams' expected future results based on current and pending business operations. Williams makes these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995.

     Forward-looking statements can be identified by words such as "anticipates," "believes," "expects," "planned," "scheduled" or similar expressions. Although Williams believes these forward-looking statements are based on reasonable assumptions, statements made regarding future results are subject to a number of assumptions, uncertainties and risks that may cause future results to be materially different from the results stated or implied in this document. Additional information about issues that could lead to material changes in performance are discussed on pages 29 through 31 in The Williams Companies, Inc.'s 2001 Form 10-K.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE WILLIAMS COMPANIES, INC.

                                                   /s/ GARY R. BELITZ
                                            ------------------------------------
                                            Name: Gary R. Belitz
                                            Title: Controller (Duly Authorized
                                                   Officer and Principal
                                                   Accounting Officer)

Date: May 28, 2002
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                               INDEX TO EXHIBITS

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        EXHIBIT
          NO.                                      DESCRIPTION
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

       Exhibit 12.         Computation of Ratio of Earnings to Combined Fixed Charges
                           and Preferred Stock Dividend Requirements for the years
                           ended December 31, 2001, 2000, 1999, 1998, and 1997
                           (Restated)
       Exhibit 23.         Consent of Independent Auditors Ernst & Young LLP
       Exhibit 99(a).      Selected Financial Data (Restated)
       Exhibit 99(b).      Management's Discussion and Analysis of Financial Condition
                           and Results of Operations and Quantitative and Qualitative
                           Disclosures about Market Risk (Restated)
                           The Company's Consolidated Financial Statements for the
                           three years ended December 31, 2000 (Restated), with Report of Independent Auditors, Ernst & Young LLP.
       Exhibit 99(c).      Schedule II -- Valuation and Qualifying Accounts (Restated)
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